UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2016

SPORTSMAN’S WAREHOUSE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36401	39-1975614
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7035 South High Tech Drive Midvale, Utah		84047
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (801) 566-6681

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 6, 2016, Sportsman’s Warehouse Holdings, Inc. (the “Company”) entered into a letter agreement (the “Letter Agreement”) with Kevan P. Talbot, the Company’s Chief Financial Officer, to amend the terms of the Employment Agreement, dated January 21, 2014, previously entered into between the Company and Mr. Talbot (the “Employment Agreement”).  The Letter Agreement extends the term of Mr. Talbot’s employment with the Company under the Employment Agreement from January 31, 2017 to February 2, 2019.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is being filed as part of this report:

Exhibit No.	Description
Exhibit 10.1	Letter Agreement, dated December 6, 2016, between Sportsman’s Warehouse Holdings, Inc. and Kevan P. Talbot

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORTSMAN’S WAREHOUSE HOLDINGS, INC.

By:	/s/ John Schaefer
Name:	John Schaefer
Title:	President and Chief Executive Officer

Date: December 6, 2016